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                                                                     Exhibit T3F

                             CROSS-REFERENCE TABLE*

                   Trust Indenture
                      Act Section                      Indenture Section
                      -----------                      -----------------

                    310 (a)(1)                                7.10
                        (a)(2)                                7.10
                        (a)(3)                                 N.A.
                        (a)(4)                                 N.A.
                        (b)                                   7.08; 7.10; 12.02
                        (c)
                    N.A.
                    311 (a)                                   7.11
                        (b)                                   7.11
                        (c)                                   N.A.
                    312 (a)                                   2.05
                        (b)                                  12.03
                        (c)                                  12.03
                    313 (a)                                   7.06
                        (b)(1)                                N.A.
                        (b)(2)                                7.06
                        (c)                                   7.06; 12.02
                        (d)                                   7.06
                    314 (a)                                   4.08; 12.02
                        (b)                                   N.A.
                        (c)(1)                               12.04
                        (c)(2)                                7.02; 12.04
                        (c)(3)                                N.A.
                        (d)                                   N.A.
                        (e)                                  12.05
                        (f)                                   N.A.
                    315 (a)                                   7.01(b)
                        (b)                                   7.05; 12.02
                        (c)                                   7.01(a)
                        (d)                                   7.01(c)
                        (e)                                   6.11
                    316 (a)(last sentence)                    2.09
                        (a)(1)(A)                             6.05
                        (a)(1)(B)                             6.04
                        (a)(2)                                N.A.
                        (b)                                   6.07
                    317 (a)(1)                                6.08
                        (a)(2)                                6.09
                        (b)                                   2.04
                    318 (a)                                  12.01

_________________________
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.